                                               JANUARY 2, 2001 SUPPLEMENT TO THE
                                            TRAVELERS RETIREMENT ACCOUNT ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2000



PLEASE NOTE THE FIXED ACCOUNT OPTION DESCRIBED BELOW MAY NOT BE AVAILABLE IN ALL STATES AS OF THE DATE OF THIS SUPPLEMENT.


The Travelers Retirement Account Annuity Prospectus is amended as follows:


1. COVER PAGE

The following sentence is added to the beginning of the third paragraph:

   The Fixed Account is described in a separate prospectus.

2. SUMMARY

a. The "Can you give me a general description of the Variable Annuity Contract?"
section is deleted and replaced with the following:

   The Contract offered by the Company is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

   The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

   During the payout phase, you may choose to receive annuity payments from the Fixed Account or the variable funding options. If you want to receive payments from your annuity, you can choose one of a number of annuity options.

   Once you choose one of the annuity options and begin to receive payments, it cannot be changed. During the payout phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease.

   In addition, depending on which annuity option you select, and depending on market conditions, and depending on the terms of your retirement plan, there are several other options and features which may be available upon annuitization. These include an annuitization credit, a variable annuitization floor benefit, a liquidity benefit and an increasing benefit option. Please refer to your Contract and the prospectus for further details.

b. The first sentence of the "What types of Investment Options are available?"
section is deleted and replaced with the following:

   You can direct your money into the Fixed Account or any or all of the funding options shown on the cover page.

The following sentence is added to the last paragraph of this section:

   Please refer to your contract for restrictions on transfers involving the Fixed Account.

c. The "How May I access my money section?" is deleted and replaced with the following:

   You can take withdrawals any time during the accumulation phase, subject to certain qualified plan restrictions under federal tax laws. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

3. THE ANNUITY CONTRACT

The following sentence is added to the end of the Purchase Payments subsection:

   Purchase payments allocated to the Fixed Account are not eligible for purchase payment credits.

4. THE FUNDING OPTIONS

The following fund names are followed by one     The following fund names are followed by
asterisk:                                        two asterisks:
    High Yield Bond Trust                           Managed Assets Trust
    Money Market Portfolio                          Delaware REIT Series
    Global High-Yield Bond Fund                     Total Return Fund
    Intermediate-Term Bond Fund                     MFS Total Return Portfolio
    Long-Term Bond Fund                             Utilities Portfolio
    Putnam Diversified Income Portfolio             Asset Manager Portfolio - Service Class
    Smith Barney High Income Portfolio
    Travelers Quality Bond Portfolio
    U.S. Government Securities Portfolio

5. CHARGES AND DEDUCTIONS

a. The last paragraph of the Withdrawal Charge subsection is deleted and replaced with the following:

If you did not purchase your contract under a 457 or 403(b) qualified plan, we will not deduct a withdrawal charge:

   -    from payments we make due to the death of the annuitant;
   - if an annuity payout has begun, other than the Liquidity Benefit Option (See "Liquidity Benefit"");
   -    if an income option of at least ten year's duration is elected;
   - from amounts withdrawn which are deposited to other contracts issued by Us or our affiliate, subject to Our approval;
   - if withdrawals are taken under our Managed Distribution Program, if elected by you (see "Access to Your Contract Values"); or
   - if you are confined to an Eligible Nursing Home, as described in Appendix C.

If you purchased your contract under a 457 or 403(b) qualified plan, we will not deduct a withdrawal charge:

   -    from payments we make due to the death of the annuitant;

   -    if a life annuity payout has begun;
   -    if payments for a period of at least 5 years have begun;
   - from amounts withdrawn which are deposited to other contracts issued by Us or our affiliate, subject to Our approval;
   - if withdrawals are taken as a minimum distribution, as defined under The Code;
   -    if withdrawals are taken due to a hardship, as defined under The Code;
        or
   - if withdrawals are taken due to the disability, as defined under The Code, of the annuitant.
   - [403(b) PLANS ONLY] if you are confined to an Eligible Nursing Home, as described in Appendix C. (

b. The following sentence replaces the existing first sentence of the Free Withdrawal Allowance subsection:

   Subject to the provisions of the Internal Revenue Code, you may withdraw up to 20% of the contract value annually.

b. The following language is added to the heading of the Floor Benefit/Liquidity Benefit Charges subsection:

   (Benefits not available under Section 457 plans)

6. TRANSFERS

The first sentence of the first paragraph of this section is deleted and replaced with the following:

   Up to 30 days before the maturity date, you may transfer all or part of the contract value between funding options subject to the terms and conditions of the Contract (and your Plan.)

7. THE ANNUITY PERIOD

The following language is added to the heading of the Liquidity Benefit subsection:

   (Benefit not available under Section 457 plans)

8. PAYMENT OPTIONS

The following language is added to the heading of the Variable Annuitization Floor Benefit subsection:

   (Benefit not available under Section 457 plans)


L-12929                                                          January 2, 2001